                                    EXHIBIT 1

                                POWER OF ATTORNEY

         The undersigned do hereby make, constitute and appoint Arthur Temple, III, acting jointly or singly, the undersigned's attorney-in-fact (hereinafter referred to as "Attorney") with power to act for the undersigned and in the undersigned's name, place and stead, with or without the other and with full power of substitution and resubstitution, for the sole purpose of executing, making, declaring, certifying and filing on behalf of the undersigned with the Securities and Exchange Commission, and other appropriate governmental or private entities, any and all statements, reports and other information required to be filed by the undersigned under the Securities Exchange Act of 1934, as amended, or other state or federal statutes, by virtue of or relating to the undersigned's beneficial ownership of equity securities of South Texas Drilling and Exploration, Inc., including without limitation any Schedule 13D, any and all amendments to any such schedule, any Joint Filing Agreement and any and all amendments thereto, any Form 3, 4 or 5 and any and all amendments thereto, and all other documents and information incidental or related thereto required to be executed, made or filed by the undersigned, in the form and manner in which such Attorney deems necessary, appropriate, convenient or desirable to be done pursuant to and in accordance with the authorization contained in this Power of Attorney, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of the Attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on August 14, 2001.


                                  T.L.L. TEMPLE FOUNDATION


                                  By:      /s/ ARTHUR TEMPLE, III
                                     -------------------------------------------
                                  Name:    Arthur Temple, III
                                  Title:   Chairman of the Board of Trustees


                                  TEMPLE INTERESTS, LTD.


                                  By:      TEMPLE SOUTHWOOD, INC.
                                           its Managing General Partner


                                           By:      /s/ ARTHUR TEMPLE, III
                                              ----------------------------------
                                              Arthur Temple, III
                                              President, Secretary and Treasurer

                                  /s/ ARTHUR TEMPLE, III
                                  ----------------------------------------------
                                  Arthur Temple, III


                                  TEMPLE SOUTHWOOD, INC.,


                                       By:    /s/ ARTHUR TEMPLE, III
                                          --------------------------------------
                                       Name:  Arthur Temple, III
                                       Title: President, Secretary and Treasurer

                                       ATSP PARTNERSHIP, LTD.,
                                       By:      ARTHUR TEMPLE, INC.
                                       its Managing Partner


                                       By:    /s/ ARTHUR TEMPLE
                                          --------------------------------------
                                       Name:  Arthur Temple
                                       Title: President


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